EXHIBIT 99

           MENLO ACQUIRES SHANGHAI-BASED CHIC HOLDINGS


Press Contacts:
Con-way/Menlo Worldwide            Grayling Communications for Menlo Worldwide
Gary Frantz                        Belinda Tan
+1 650 378 5335                    + 65 6325 4606
frantz.gary@con-way.com            Belinda.tan@grayling.com.sg

KempGoldberg for Menlo Worldwide   Investor Contact
Belinda Donovan/Amber Caouette     Patrick Fossenier
+1 207 773 0700                    Con-way/Menlo Worldwide
bdonovan@kempgoldberg.com          +1 650 378 5353
acaouette@kempgoldberg.com         fossenier.patrick@con-way.com


MENLO WORLDWIDE ANNOUNCES MAJOR EXPANSION IN CHINA WITH ACQUISITION OF SHANGHAI-
                          BASED 3PL CHIC HOLDINGS LTD.

   US$60 Million Deal Makes Menlo a Leading Provider of Intra-China Logistics


SAN MATEO, Calif., and SHANGHAI, China - Sept. 9, 2007 - Menlo Worldwide,

LLC, the global logistics subsidiary of Con-way Inc. (NYSE: CNW) announced today the signing of a definitive agreement to purchase Chic Holdings Ltd.

and its wholly owned subsidiaries Shanghai Chic Logistics Co. Ltd. and

Shanghai Chic Supply Chain Management Co. Ltd. Menlo is acquiring privately held Chic Holdings Ltd., a corporation registered in the Cayman Islands, and all of its assets and subsidiaries for a cash payment of US$60 million plus an undisclosed future earn-out incentive based on its performance.



Headquartered in Shanghai, Chic Logistics is a profitable, well-established provider of domestic third-party logistics and transportation management services in The People's Republic of China. The company has a full-service portfolio and network with 130 operating sites in 78 cities, providing superior coverage of China's highly industrialized eastern sectors as well as the mainland's interior provinces. One of China's fastest-growing third-party logistics firms, Chic Logistics produced revenues of US$55.2 million in 2006,

a 40 percent increase over 2005.



"Chic Logistics is highly respected within China as a superior operator with an excellent service reputation among customers," said Robert L. Bianco Jr.,

president, Menlo Worldwide. "This is the most strategic acquisition in

Menlo's history. With Chic Logistics' domestic capabilities and network, we immediately become a major player in the intra-China market - the next great growth engine for transportation and logistics."



"Distribution and logistics management is an exceptionally dynamic market in

China," said Johnson Shen, CEO, Chic Logistics. "Joining with Menlo will help us to accelerate growth, introduce more services for customers, and quickly build into new markets with international capabilities. Our clients see this as a logical and welcome step for Chic Logistics and our employees. It is a good match of two successful businesses with complementary individual strengths. Together we will offer a new, stronger business value to the market."



Combined, the two companies will comprise more than 1,500 employees in China operating from 139 sites in 79 cities, with nearly 180,000 square meters of warehouse space under management. Menlo's China operations will be based at

Chic Logistics' headquarters in Shanghai.



Bianco noted that the acquisition fills in a key strategic component of

Menlo's service platform not only for mainland China, but also for the broader Asia-Pacific region. The Chic Logistics acquisition, combined with existing Menlo operations in China and other parts of Asia and the earlier acquisition of Singapore-based Cougar Express Logistics with operations in

Southeast Asia, positions Menlo with one of the industry's strongest and most extensive networks for managing Asia-Pacific freight and logistics. The expanded Asia-Pacific network will also benefit the larger Menlo and Con-way enterprise operations in North America and Europe to provide more comprehensive global solutions to customers.



The  acquisition  fulfills  several  strategic  objectives  for  Menlo, which include:



*  Establishes a material presence in China. Chic Logistics is a leading provider of domestic warehousing, distribution and transportation management services with an impressive roster of major national and multinational business customers. Chic Logistics gives Menlo a solid foothold in the market with an established network of offices and service locations; professional, experienced local management; quality customers; market knowledge and operating expertise; and a track record of sustained growth.

*  Improves market position, service portfolio. The acquisition enables Menlo to offer its current and prospective customers in China new options including proven service capability for in-country China logistics.

*  Creates domestic China growth platform. As manufacturing and production continue to migrate and expand into China's interior provinces, Chic

   Logistics positions Menlo to capitalize on growth in China's domestic economy, where accelerating consumer demand for increasingly diverse varieties of goods is expanding the market for logistics and transportation services.

*  Expands customer base and share of customers' business. The companies share a limited number of customers. Menlo has more than 600 accounts worldwide while Chic Logistics has two dozen primary clients in China,

   presenting significant opportunity for cross-selling and introducing expanded service solutions.

*  Enhances vertical industry presence. Both companies have a complementary vertical industry presence, each bringing respective strengths in automotive, consumer and industrial goods, high-tech, chemical and retail.

*  Leverages "non-asset" business model. Both Menlo Worldwide and Chic

   Logistics subscribe to "non-asset based" or "asset-light" business models which enable flexibility, customer responsiveness, effective cost control and the provision of high-value services.

*  Builds a clearly differentiated global network offering. The possibility of linking Chic Logistics' domestic network with the U.S.-based infrastructure of Menlo Worldwide and its sister companies, less-than-

   truckload (LTL) carrier Con-way Freight and truckload carrier Con-way

   Truckload, introduces a compelling future solution for "first-mile"

   logistics in China through "last-mile" delivery in North America.

   Additionally, as China's demand for imports grows, the Menlo

   Worldwide/Chic Logistics combination offers a possible "first-mile,

     last-mile" network for managing the flow of inbound goods into China and delivering them to end-users.



Bianco cited several additional potential opportunities to leverage the acquisition as a foundation for exciting new solutions to traditional challenges that face China-based global supply chain operations. Among the opportunities: creating more effective import distribution programs, where inbound goods arriving from North America, Europe or other Asia-Pacific sites would be completely managed through the supply chain by Menlo Worldwide/Chic

Logistics, from origin consolidation to delivery at the end-user on the mainland. He also foresees similar opportunities for supplier management programs, where Menlo Worldwide and Chic Logistics would design more effective export consolidation and delivery programs for goods manufactured in China for export, providing shippers with improved supply-cycle consistency while reducing global transportation costs.



"We believe there are many untapped or underserved areas where our combined resources can truly bring new, high-value logistics, trucking and supply chain solutions to China's importers, exporters and domestic shippers," said

Bianco. "This acquisition will enable us to build on the foundation of an excellent company to profitably grow and realize the potential of this exciting and vibrant market."



The acquisition is subject to fulfillment of customary closing conditions.

The boards of both companies have approved the agreement. Settlement of the transaction is expected to occur during the fourth quarter. Menlo intends to finance the transaction with existing cash resources.  The acquisition is expected to be accretive to the earnings of Con-way Inc., Menlo Worldwide's parent company, beginning in 2008.



About Menlo Worldwide
Menlo Worldwide, LLC, is a global provider of logistics, transportation management and supply chain services with operations in North America and on five continents. As a third-party logistics provider, San Mateo, Calif.-based Menlo Worldwide's services range from dedicated contract logistics to warehouse and distribution management, transportation management, supply chain re-engineering and other value-added services including packaging, kitting, order fulfillment and light assembly through a strategic network of multi-client and dedicated facilities. With more than 13 million square feet of dedicated warehouse space in North America, the Asia Pacific, Europe and Latin America, and industry-leading technologies, Menlo creates effective, integrated solutions for the transportation and distribution needs of leading businesses around the world.

Menlo Worldwide, LLC, is a subsidiary of Con-way Inc. (NYSE: CNW), a $4.7 billion freight transportation and logistics company and FORTUNE magazine's "Most Admired Company" in transportation and logistics for 2007. For more information please visit us on the web at www.menloworldwide.com.

About Chic Holdings Ltd.
Chic Logistics and Chic Supply Chain Management are the principal owned subsidiaries of Chic Holdings Ltd., a corporation registered in the Cayman Islands. Based in Shanghai with offices and operations throughout China's provinces, Chic specializes in one-stop logistics services, from local distribution services, regional distribution services and home delivery services through a complete and modern nationwide supply chain service. Fortune 500 companies around the world look to Chic for innovative solutions that help plan business strategies in China, improve customer service, accelerate order cycle times, and tighten control of the supply chain-all while reducing costs in transportation, inventory, and order fulfillment. For more information, please visit us on the Web at http://www.logistics-chic.com/en/index.htm.

FORWARD-LOOKING STATEMENTS
Certain statements in this press release constitute "forward-looking statements" and are subject to a number of risks and uncertainties and should not be relied upon as predictions of future events. All statements other than statements of historical fact are forward-looking statements, including any projections and objectives of management for future operations, any statements concerning proposed new products or services, any statements regarding Con-way's estimated future contributions to pension plans, any statements as to the adequacy of reserves, any statements regarding the outcome of any claims that may be brought against Con-way, any statements regarding future economic conditions or performance, any statements of estimates or belief, any statements regarding the acquisition of Transportation Resources, Inc. and its subsidiaries, including Contract Freighters, Inc. (collectively, "CFI"), and related financing, and any statements or assumptions underlying the foregoing. Specific factors that could cause actual results and other matters to differ materially from those discussed in such forward-looking statements include: changes in general business and economic conditions, the creditworthiness of Con-way's customers and their ability to pay for services rendered, increasing competition and pricing pressure, changes in fuel prices or fuel surcharges and the effect of recently-filed litigation alleging that Con-way engaged in price fixing of fuel surcharges in violation of Federal antitrust laws, the effects of the cessation of the air carrier operations of Emery Worldwide Airlines, the possibility that Con-way may, from time to time, be required to record impairment charges for long-lived assets, the acquisition of CFI and related financing (including without limitation risks relating to the financing, integration risks and risks that acquisition synergies are not realized), the possibility of defaults under Con-way's $400 million credit agreement, $500 million bridge credit agreement, and other debt instruments (including without limitation defaults resulting from unusual charges), and the possibility that Con-way may be required to repay certain indebtedness in the event that the ratings assigned to its long-term senior debt by credit rating agencies are reduced, labor matters, enforcement of and changes in governmental regulations, environmental and tax matters, matters relating to the 1996 spin-off of Consolidated Freightways Corporation ("CFC"), including the possibility that CFC's multi-employer pension plans may assert claims against Con-way, matters relating to the sale of Menlo Worldwide Forwarding, Inc., including Con-way's obligation to indemnify the buyer for certain losses in connection with the sale, and matters relating to Con-way's defined benefit pension plans. The factors included herein and in Item 7 of Con-way's 2006 Annual Report on Form 10-K as well as other filings with the Securities and Exchange Commission could cause actual results and other matters to differ materially from those in such forward-looking statements. As a result, no assurance can be given as to future financial condition, cash flows, or results of operations.